UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2004
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-1861                      65-1051192
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
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                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01. Other Events.

      During the quarter ended June 30, 2004, CIT combined its former Structured Finance segment into the Capital Finance segment in order to better align with the marketplace and to improve efficiency. As part of this realignment, approximately $1.3 billion of communications and media assets were transferred to Commercial Finance. This new segment reporting structure was reflected in the financial statements as filed on Form 10-Q for the quarter ended June 30, 2004.

      Pursuant to Item 101(b)(1) of Regulation S-K, CIT is revising its segment disclosures included in the financial statements as filed on Form 10-K for the year ended December 31, 2003 and as filed on Form 10-Q for the quarter ended March 31, 2004 to reflect the segment changes described above. The changes to CIT's financial statements attached hereto are contained in note 21 (Business Segment Information) of the Company's consolidated financial statements for the year ended December 31, 2003, the three months ended December 31, 2002, fiscal year ended September 30, 2002 and for the periods from June 2, 2001 through September 30, 2001 and January 1, 2001 through June 1, 2001 and note 3 (Business Segment Information) of the Company's unaudited condensed consolidated financial statements for the quarters ended March 31, 2004 and 2003. All other sections of the attached financial statements are the same as previously reported by the Company. The revised financial statements are attached as exhibits hereto.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit 99.01. Audited consolidated balance sheets and statements of income, stockholders' equity and cash flows of CIT Group Inc. as of and for the year ended December 31, 2003, the three months ended December 31, 2002, fiscal year ended September 30, 2002 and for the periods from June 2, 2001 through September 30, 2001 and January 1, 2001 through June 1, 2001 together with the auditor's reports thereon and notes thereto.

Exhibit 99.02. Unaudited condensed consolidated balance sheet as of March 31, 2004 and the statement of income, stockholders' equity and cash flows of CIT Group Inc. for the quarter ended March 31, 2004 and 2003, together with the notes thereto.

Exhibit 99.03.    Consent of Independent Registered Public Accounting Firm.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CIT GROUP INC.

                                                  (Registrant)

                                                  By: /s/ William J. Taylor
                                                      --------------------------
                                                      William J. Taylor
                                                      Executive Vice President &
                                                      Controller

Dated: September 21, 2004